Exhibit 24.1

                                  POWER OF ATTORNEY


         KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  Securacom,  Incorporated  a corporation organized under the laws of the State of Delaware (the "Corporation"), and the undersigned officers and directors of the Corporation, individually and in their respective capacities indicated below, hereby make, constitute, and appoint Michael Joseph and John F. Kearney its and their true and lawful attorneys, their separate or joint signatures sufficient to bind, with power of substitution, to execute, deliver, and file in its or their behalf, and in each person's respective capacity or capacities as shown below, a registration statement on Form S-8 under the Securities Act of 1933, any and all amendments to and any and all documents in support of or supplemental to said registration statement by the Corporation; and the Corporation and each said person hereby grant to said attorneys full power and authority to do and perform each and every act and thing whatsoever as any one of said attorneys may deem necessary or advisable to carry out the full intent of this Power of Attorney to the same extent and with the same effect as the Corporation or the undersigned officers and directors of the Corporation might or could do personally in its or their capacity or capacities as aforesaid; and the Corporation and each of said persons hereby ratify, confirm, and approve all acts and things that any one of said attorneys may do or cause to be done by virtue of this Power of Attorney and its signature or their signatures as the same may be signed by any one of said attorneys to said registration statement and any and all documents in support of or supplemental to said registration statement and any and all amendments thereto.

Dated as of October 27, 1997.

                                        Securacom, Incorporated

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
Attest:    /s/ ELIZABETH SCHMITT                                     By:     /s/ RONALD C. THOMAS
                  Elizabeth Schmitt                                           Ronald C. Thomas
                      Secretary                                President, Chief Executive Officer and Director
                                                                        (Principal Executive Officer)




       /s/ RONALD C. THOMAS                                               /s/ LARRY M. WEAVER
                  Ronald C. Thomas                                             Larry M. Weaver
   President, Chief Executive Officer and Director            Executive Vice President, Chief Operating Officer
            (Principal Executive Officer)                                and Chief Financial Officer
                                                                (Principal Financial and Accounting Officer)




    /s/ WIRT D. WALKER III
                 Wirt D. Walker III                                             Mishal Yousef
                Chairman and Director                                           Soud Al Sabah
                                                                                  Director


                                                                         /s/ ROBERT B. SMITH, JR.
                     Marvin Bush                                            Robert B. Smith, Jr.
                      Director                                                    Director
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